SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2002

Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-6776	75-0778259
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2728 N. Harwood Street, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

1

SIGNATURES
EXHIBIT INDEX
EX-1.1 - Underwriting Agreement
EX-4.2 - Indenture Supplement No. 9
EX-5.1 - Opinion of Raymond G. Smerge, Esq.

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-49966), filed with the Securities and Exchange Commission (the “Commission”) on November 15, 2000 and declared effective by telephonic confirmation from the Staff of the Commission thereby on December 7, 2000 (the “Registration Statement”), pursuant to which the Registrant registered $1,100,000,000 aggregate initial offering price of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

     On January 8, 2002, the Registrant entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (collectively, the “Underwriters”), in connection with the public offering by the Underwriters of $350,000,000 aggregate principal amount of the Registrant’s 7 1/2% Senior Notes due 2012 (the “Notes”), covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

     The Registrant has previously entered into an Indenture, dated as of October 1, 1998 (the “Indenture”), with JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as trustee (the “Trustee”), with respect to the Registrant’s senior debt securities. A copy of the Indenture in the form in which it was executed was filed as Exhibit 4.1 to the Registrant’s Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.

     Pursuant to the Indenture, the Registrant and the Trustee will enter into an Indenture Supplement No. 9 (the “Indenture Supplement”) which will provide for the issuance of the Notes. A copy of the Form of Indenture Supplement is filed herewith as Exhibit 4.2.

Item 7. Financial Statements and Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated January 8, 2002, between Centex Corporation and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.
4.1	Indenture dated October 1, 1998 between Centex Corporation and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).
4.2	Indenture Supplement No. 9 dated as of January 11, 2002 with respect to the Notes, between Centex Corporation and JPMorgan Chase Bank.
5.1	Opinion of Raymond G. Smerge, Esq.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ VICKI A. ROBERTS
Name: Vicki A. Roberts Title: Vice President and Treasurer

Date: January 11, 2002.

3

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated January 8, 2002, between Centex Corporation and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.
4.1	Indenture dated October 1, 1998 between Centex Corporation and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference)
4.2	Indenture Supplement No. 9 dated as of January 11, 2002 with respect to the Notes, between Centex Corporation and JPMorgan Chase Bank.
5.1	Opinion of Raymond G. Smerge, Esq.